                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 20, 2002



                                 S1 CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                      000-24931                58-2395199
-----------------------------     ------------------   ------------------------
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)        Identification No.)



               3500 LENOX ROAD, SUITE 200, ATLANTA, GEORGIA 30326
               --------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 923-3500
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

         On June 20, 2002, S1 Corporation ("S1") issued a press release announcing an agreement with Synovus Financial Corp. to implement S1's Enterprise applications. That press release is filed as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit
         No.               Description
         -------           -----------
         99.1              Press Release dated June 20, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              S1 CORPORATION
                              ------------------------------------------------
                              (Registrant)



                              /s/ Richard P. Dobb
                              ------------------------------------------------
                              Richard P. Dobb
                              Vice President, General Counsel and Secretary


Date: June 20, 2002
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                                  EXHIBIT INDEX

Exhibit
No.               Description
--------          -----------
99.1              Press release dated June 20, 2002.